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                                                                      Exhibit 99

                             Officers' Certification
            pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     Each of the undersigned officers of Lennar Corporation, a Delaware corporation (the "Company"), hereby certifies that (i) the Company's Quarterly Report on Form 10-Q for the quarterly period ended August 31, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (ii) the information contained in the Company's Quarterly Report on Form 10-Q for the quarterly period ended August 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of the Company, at and for the periods indicated.

Date: October 15, 2002                     /s/       Stuart A. Miller
                                           -------------------------------------
                                           Name:  Stuart A. Miller
                                           Title: President and
                                                  Chief Executive Officer



                                           /s/       Bruce E. Gross
                                           ------------------------------------
                                           Name:  Bruce E. Gross
                                           Title: Vice President and
                                                  Chief Financial Officer